SECURITIES AND EXCHANGE
                                   COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                  JULY 24, 2002

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                   Commission                IRS Employer
jurisdiction                     File Number               Identification
of incorporation                                           Number

Delaware                           1-3492                  No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

     The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form that the registrant deems of importance to security holders.

     On July 24, 2002 registrant issued a press release entitled "Halliburton Announces Second Quarter Results". The text of the announcement is attached.

Item 7.  Financial Statements and Exhibits

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

     (c)   Exhibits.

           Exhibit 20 - Press release dated July 24, 2002.










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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HALLIBURTON COMPANY




Date:     July 24, 2002                By: /s/ Susan S. Keith
                                          -------------------------------------
                                               Susan S. Keith
                                               Vice President and Secretary








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                                  EXHIBIT INDEX



Exhibit                                            Sequentially
Number          Description                        Numbered Page

20              Press Release of                   5 of 15
                July 24, 2002
                Incorporated by Reference










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